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                                                                  Exhibit 10.18

                         STATE STREET BOSTON CORPORATION
                          EXECUTIVE COMPENSATION TRUST

         This Trust Agreement made as of this 6th day of December, 1996, by and between State Street Boston Corporation, a Massachusetts corporation (the "Company"), Wachovia Bank of North Carolina, N.A. (the "Trustee"), and William
M. Mercer, Inc. (the "Consulting Firm"), providing for the establishment of a trust to be known as the State Street Boston Corporation Executive Compensation Trust (hereinafter called the "Trust") to provide a source for payments required to be made to participants (the "Participants") under certain nonqualified employee benefit plans of the Company and certain subsidiaries of the Company, which plans are listed on Exhibit A hereto (the "Plans").

                                WITNESSETH THAT:

         WHEREAS, the Company is hereby making the contribution described on Exhibit B hereto, and may in the future make additional contributions of cash, Common Stock of the Company (the "Stock"), and/or other property (all such present and future contributions being hereafter referred to as "Contributions"), to the Trust to aid the Company and the Subsidiaries in accumulating funds to satisfy their obligations under the Plans; and

         WHEREAS, the Company intends that the Trust Assets (as defined in Section 1(d) below) shall be subject to the claims of the creditors of the Company and the Subsidiaries in the event the Company or any Subsidiary becomes Insolvent (as defined in Section 4(a)); and

         WHEREAS, the Company intends that the Trust shall constitute an unfunded arrangement and shall not affect the status of the Plans as unfunded plans maintained for the purpose of providing deferred compensation for select management and highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); and

         WHEREAS, the Company intends that the Trust shall remain in existence until all the Trust Assets shall have been distributed to the Participants or reverted to the Company, all in accordance with the provisions of this Trust Agreement;

         NOW, THEREFORE, in consideration of the mutual undertakings of the parties and other good and valuable consideration, the parties hereto do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

SECTION 1:  ESTABLISHMENT OF TRUST

         (a) The Company hereby contributes to the Trust, and the Trustee hereby acknowledges receipt of, the Contribution set forth in Exhibit B hereto, which, together with any future Contributions, shall become the principal of the Trust to be held, administered and disposed of by the Trustee in accordance with this Trust Agreement.

         (b) The Trust shall be revocable until a Change in Control (as defined in Section 2(f)), at which time it shall become irrevocable.

         (c) The Trust is intended to be a grantor trust of which the Company is the grantor, within the meaning of Section 671 of the Internal Revenue Code of 1986, as amended (the "Code"), and an unfunded arrangement that does not affect the status of the Plans as unfunded plans maintained for the purpose of providing deferred compensation for select management and highly compensated employees for purpose of Title I of ERISA, and shall be construed accordingly. The Trust is not designed or intended to qualify under Section 401(a) of the Code.

         (d) The principal of the Trust and any earnings thereon and other increases thereof shall be held separate and apart from other funds of the Company and the Subsidiaries and shall be used exclusively for the uses and purposes herein set forth. Such principal, increased by any earnings thereon and other increases thereof and reduced by any losses and distributions from the Trust and any other reductions thereof, is sometimes referred to herein as the "Trust Assets." The Participants shall not have any preferred claim on, nor any beneficial ownership interest in, any of the Trust Assets before the Trust Assets are paid to the Participants pursuant to the terms of this Trust Agreement, and all rights created under the Plans and this Trust Agreement shall be mere unsecured contractual rights of the Participants against the Company and/or one or more of the Subsidiaries, as applicable. The Trust Assets shall at all times be subject to the claims of the general creditors of the Company and the Subsidiaries under federal and state law in accordance with Section 4.

SECTION 2:  ADDITIONAL CONTRIBUTIONS; DISTRIBUTIONS TO
            COMPANY AND SUBSIDIARIES

         (a) The Company shall make additional Contributions to the Trust in accordance with Section 8 of this Trust Agreement, and such other Contributions as the Board of Directors of the Company (the "Board") or its delegate deems appropriate from time to time. The Trustee shall be responsible only for Contributions actually received by it hereunder, and the Trustee shall have no duty or responsibility with respect to the timing, amounts and sufficiency of the Contributions made or to be made by the Company hereunder.

         (b) The Company shall have the duty to inform the Trustee and the Consulting Firm whenever a "Change of Control" (as defined in Section 2(e) below) occurs. If any two Participants notify the Trustee that a Change of Control has occurred, the Trustee shall so notify the Company and the Consulting Firm and, unless within five business days thereafter the Company delivers to the Trustee and the Consulting Firm an opinion of independent legal counsel to the Company (which opinion may be based upon representations of fact, as long as counsel does not know that such representations are untrue) that a Change of Control has not occurred, then a Change of Control will be deemed to have occurred, and the Trustee and the Consulting Firm will be deemed to have received notice on such fifth business day that a Change of Control has occurred.

         (c) Following the occurrence of a Change of Control, the Trustee shall determine in its sole and absolute discretion, and shall give the Company and the Consulting Firm notice of, the "Trust Asset Value" (as defined in Section 2(g) below) and the Consulting Firm shall determine, and give the Company and the Trustee notice of, the "Required Assets" (as defined in Section 2(g) below) as soon as practicable, but in any event within thirty days, after (i) the date they receive notice that a Change of Control has occurred, and (ii) the end of each calendar quarter thereafter, in each case determined as of the most recent Measurement Date and, in the case of the computation of the Required Assets, based upon the most recent information available to the Consulting Firm pursuant to Section 3(b).

         (d) Following a Change of Control, the Company shall contribute to the Trust, in cash, the excess (if any) of the Required Assets over the Trust Asset Value as of each Measurement Date beginning with the date of the Change of Control, plus interest at the Applicable Federal Rate from such Measurement Date through the date of contribution, within three business days after receiving notice thereof.

         (e) The Company shall have the right to withdraw assets from the Trust in accordance with this Section 2(e). The Company may exercise this right of withdrawal by giving the Trustee and the Consulting Firm notice of its desire to do so and directing the Trustee to distribute to it and/or to one or more Subsidiaries, all or any portion of the Trust Assets, and the Trustee shall so distribute such Trust Assets as promptly as practicable; provided, that no such distribution shall be made after a Change of Control (regardless of when the Company's notice of exercise is given) to the extent that the Trust Asset Value as of the most recent Measurement Date before such distribution is made, adjusted to reflect such distribution, would be less than 120 percent of the Required Assets determined as of such Measurement Date.

         (f) For purposes of this Trust Agreement, a "Change of Control" shall mean:

                  (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (i) the then outstanding shares of Stock (the "Outstanding Company Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

                  (ii) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                  (iii) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                  (iv) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

         (g) For purposes of this Trust Agreement, the following terms shall have the following meanings:

                  (i) The "Applicable Federal Rate" as of any date means the applicable federal rate (as defined in Section 1274(d) of the Code) in effect on that date unless specified herein to the contrary, the applicable federal rate shall be the applicable long term federal rate (as defined in Section 1274(d) of the Code);

                  (ii) The "Measurement Date" means the last day of a calendar quarter or the date a Change of Control occurs;

                  (iii) The "Required Assets" means the present value, as of the Measurement Date, of the sum of (x) the maximum aggregate amount that could become payable to the Participants under the Plans if their employment terminated on the six-month anniversary of the Measurement Date, and (y) an estimate of the expenses reasonably likely to be incurred by the Trust from the Measurement Date through such six-month anniversary, including without limitation the Trustee's and Consulting Firm's fees as estimated by the Trustee and the Consulting Firm, respectively. In determining the present value of any benefit under a Plan, the Consulting Firm shall use the interest rate in effect for purposes of the Plan on the Measurement Date or, if it produces a larger present value, the interest rate that the Consulting Firm reasonably expects to be in effect on such six-month anniversary, based upon market conditions at the time the determination is being made; and

                  (iv) The "Trust Asset Value" means the aggregate net fair market value of the Trust Assets as of the relevant Measurement Date.

SECTION 3:  PAYMENTS TO PARTICIPANTS

         (a) The names and addresses of the Participants and the schedule of payments currently due or expected to become due to the Participants under the Plans (the "Payment Schedule") are set forth on Exhibit C hereto. The Consulting Firm shall make such amendments to Exhibit C as may be necessary from time to time to ensure that it is complete and accurate; provided, that such amendments shall not be required to be made more frequently than quarterly; and provided, further, that the Consulting Firm shall make such an amendment to update Exhibit C not more than 30 days after receiving notice pursuant to Section 2(b) that a Change of Control has occurred; and provided, further, that the Consulting Firm's obligation to make any such amendment shall be subject to its having received the information it reasonably determines to be necessary to make such amendment, as provided in Section 3(b). Upon application by a Participant for a benefit under this Trust the Consulting Firm shall update Exhibit C with respect to the individual Participant and notify the Trustee of the updated amount.

         (b) The Company shall provide the Consulting Firm with all information necessary to keep Exhibit C up to date on at least a quarterly basis, and in any event within five days after the occurrence of a Change of Control. After a Change of Control, the Consulting Firm may request, but shall not be required to request, that any Participant verify such information requested from the Company or supply any additional information. The Consulting Firm shall be entitled to rely on any information supplied to it pursuant to this paragraph (b) as set forth in Section 12 below.

         (c) The Company or any Subsidiary may make payments pursuant to the Payment Schedule directly to the Participants. The Company shall notify the Trustee of its intention to make, or to cause a Subsidiary to make, any such direct payment at least 10 business days before the date such payment is due or, in the case of a series of payments, before the date the first such payment is due. If the Trustee does not receive such notice with respect to any payment or series of payments, or if at any time following a Change of Control it receives a notice from a Participant certifying that the Company and the Subsidiaries have failed to make a payment when due, the Trustee shall promptly make such payment (and any subsequent payments if the missed payment was one of a series) in accordance with the Payment Schedule.

         (d) If the Trust Assets are insufficient to make any payment (including interest thereon under Section 3(e) below) that the Trustee is required to make pursuant to Section 3(b) above, the Trustee shall promptly so notify the Company and the Participant, and the Company shall make, or shall cause a Subsidiary to make, such payment to the extent the Trust Assets are insufficient. In such case, if payment is due to more than one Participant, the Trustee shall apply the Trust Assets to provide payment to Participants in the order that payments become due, with payments due on the same date to be paid on a pro-rata basis in proportion to the remaining Trust Assets, based on the amounts owed to such Participants on such payment date.

         (e) Any payment, whether made by the Trustee or the Company or a Subsidiary pursuant to Section 3(c) or (d) above, that is made after the date it is due shall be accompanied by a cash payment of interest on the amount of such payment at 120 percent of the short-term applicable federal rate, as defined in
Section 1274(d) of the Code, from the date the payment is due through the date it is made.

         (f) In making payments pursuant to this Section 3, the Trustee shall be entitled to rely on, and shall have no duty to inquire into, any written certification by a Participant that the Company and the Subsidiaries have failed to make a payment when due.

         (g) The Trustee and the Company shall promptly notify the Consulting Firm of all payments made pursuant to this Section 3.

SECTION 4:  TRUST ASSETS SUBJECT TO CLAIMS OF CREDITORS

         (a) The Company or any Subsidiary shall be considered "Insolvent" if
(i) it is unable to pay its debts as they mature, or (ii) it is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

         (b) At all times while the Trust is in existence, the Trust Assets shall be subject to the claims of general creditors of the Company and of the Subsidiaries under federal and state law as set forth below. Notwithstanding the provisions of Section 3, whenever the Trustee has actual knowledge that the Company or any Subsidiary is Insolvent, or has received a "Notice of Insolvency," as defined in Section 4(c), the Trustee shall suspend making payments to the Participants and shall hold the Trust Assets for the benefit of the general creditors of the Company or the Subsidiary, as applicable, and shall promptly notify the Participants that it is doing so. During any period when payments to the Participants are suspended under this Section 4, the Trustee may nonetheless pay compensation and expenses of the Trustee and the Consulting Firm and taxes payable by the Trust in accordance with Section 8, unless it receives a court order to the contrary. If the Company or the Subsidiary, as applicable, subsequently ceases to be Insolvent without the entry of a court order concerning the disposition of the Trust Assets, the Company shall give notice to the Trustee and the Participants (i) stating that the Company or the Subsidiary, as applicable, is no longer Insolvent and (ii) setting forth the extent to which the Company or any Subsidiary has made directly to the Participants any payments under the Payment Schedule that became due during the period that the Trustee had suspended payments. If the Trustee determines that the Company or the Subsidiary, as applicable, has ceased to be Insolvent without the entry of a court order concerning the disposition of the Trust Assets, the Trustee shall resume payments pursuant to Section 3, including payments, plus interest as may be required by Section 2(e), that became due during the period of suspension and were not made by the Company or any Subsidiary.

         (c) A "Notice of Insolvency" means a written notice from the Board of Directors or the Chief Executive Officer of the Company that the Company or a Subsidiary is Insolvent, or a written notice from a person claiming to be a creditor of the Company or a Subsidiary (which person the Trustee considers to be reliable and responsible) alleging that the Company or a Subsidiary is Insolvent. The Board of Directors and the Chief Executive Officer of the Company and of each Subsidiary shall have the duty to give the Trustee a Notice of Insolvency immediately upon the Company's or the Subsidiary's (as applicable) becoming Insolvent. The Trustee shall be entitled to rely upon a Notice of Insolvency from the Board of Directors or the Chief Executive Officer of the Company or a Subsidiary and shall have no duty at any time to inquire whether the Company or any Subsidiary is Insolvent, except in response to a Notice of Insolvency from a person claiming to be a creditor of the Company or a Subsidiary. The Trustee may in all events rely upon such evidence concerning the solvency of the Company and the Subsidiaries as may be furnished to it that provides a reasonable basis for making a determination of whether the Company or a Subsidiary is Insolvent, and such determination shall be made in its sole and absolute discretion.

SECTION 5:  ACCOUNTING BY THE TRUSTEE AND THE CONSULTING
            FIRM; PROVISION OF INFORMATION BY THE COMPANY

         (a) The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be done, including such specific records as shall be agreed upon in writing between the Company and the Trustee. Within sixty days following the close of each calendar year and within sixty days after the removal or resignation of the Trustee, the Trustee shall deliver to the Company and the Consulting Firm a written statement of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be, and the book and fair market value of any such asset. The Consulting Firm shall send a copy of such written account to each Participant.

         (b) The Company shall furnish the Consulting Firm and the Trustee with copies of the Plans and any and all amendments thereto. The Company shall promptly provide the Consulting Firm with any and all information the Consulting Firm reasonably requests or the Company believes would be useful to the Consulting Firm in carrying out its duties hereunder, and shall promptly update such information as and if it changes. The Company shall also use its best efforts to cause each Participant to provide the Consulting Firm with all information that it may reasonably request in order to determine the amount of any payments due to the Participant under the Plans.

         (c) All accounts, books and records maintained pursuant to this Section 5 shall be open to inspection and audit at all reasonable times by the Company and the Participants.

SECTION 6:  INVESTMENT AUTHORITY

         (a) Except as otherwise specifically provided in this Trust Agreement, the Trustee shall have full discretion in and sole responsibility for investment, management and control of the Trust Assets. Except as provided in
Section 6(c) below, all rights associated with Trust Assets shall be exercised by the Trustee or the person designated by the Trustee, and shall in no event be exercisable by the Participants. The Trustee shall to the extent prudently possible and consistent with any applicable Investment Guidelines (as defined in Section 6(b) below) invest the Trust Assets.

         (b) The Company shall have the right (but not the obligation) to direct the manner in which the Trustee shall invest the Trust Assets by delivering to the Trustee, from time to time before a Change of Control, written investment guidelines ("Investment Guidelines"). The Trustee shall follow such Investment Guidelines until the Company revokes them by written notice to the Trustee or delivers new Investment Guidelines; provided, that the Trustee shall not follow Investment Guidelines to the extent they would require the Trustee to invest the Trust in a manner that would violate applicable law. In no event shall Investment Guidelines delivered to the Trustee after a Change of Control have any force or effect.

         (c) The Trustee may invest in securities (including stock or rights to acquire stock) issued by the Company, but only pursuant to Investment Guidelines complying with Section 6(b) above. The Company shall have the right to exercise any voting rights with respect to such securities unless it directs the Trustee to do so.

         (d) Prior to a Change of Control, and subject to approval by the Trustee after a Change of Control, the Company shall have the right at any time, and from time to time, in its sole discretion, to substitute assets of equal fair market value for any Trust Assets. This right is exercisable by the Company in a nonfiduciary capacity without the approval or consent of any person in a fiduciary capacity.

         (e) Except as otherwise specifically provided in this Trust Agreement, the Trustee is authorized and empowered:

                  (i) To purchase, hold, sell, invest and reinvest the Trust Assets, together with income therefrom;

                  (ii) To hold, manage and control all property at any time forming part of the Trust Assets;

                  (iii) To sell, convey, transfer, exchange and otherwise dispose of the Trust Assets from time to time in such manner, for such consideration and upon such terms and conditions as it shall determine;

                  (iv) To make payments from the Trust as provided hereunder;

                  (v) To cause any property of the Trust to be issued, held or registered in the individual name of the Trustee, or in the name of its nominee, or in such form that title will pass by delivery; provided, that the records of the Trustee shall indicate the true ownership of such property; and

                  (vi) To do all other acts necessary or desirable for the proper administration of the Trust Assets as though the absolute owner thereof, and to exercise all the further rights, powers, options and privileges granted, provided for or vested in trustees generally under applicable federal or North Carolina law, as amended from time to time, it being intended that, except as herein otherwise provided, the powers conferred upon the Trustee herein shall not be construed as being in limitation of any authority conferred by law, but shall be construed as in addition thereto;

         provided, however, that if an insurance policy is held as a Trust Asset, the Trustee shall have no power to name as beneficiary of that policy any person other than the Trust, nor to assign the policy (as distinct from converting it to a different form) to a person other than a successor Trustee, nor to loan to any person other than the Trust the proceeds of any borrowing against such policy; and provided, further, that notwithstanding any powers granted to the Trustee under this Trust Agreement or applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Code.

SECTION 7:  RESPONSIBILITY AND AUTHORITY OF TRUSTEE AND CONSULTING FIRM

         (a) The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The Trustee shall discharge its responsibility for the investment, management and control of the Trust Assets solely pursuant to the terms of this Trust Agreement.

         (b) The Consulting Firm shall not be a fiduciary with respect to the Trust or any Plan.

         (c) The Trustee and the Consulting Firm may consult with legal counsel (who may also be counsel for the Company) with respect to any of its duties or obligations hereunder, and shall be fully protected in acting or refraining from acting in accordance with the advice of such counsel, and the Company shall be responsible for the payment of any such expenses and compensation.

         (d) The Trustee may hire agents, accountants, and financial consultants, and rely on their advice given and the Company shall be responsible for the payment of their reasonable expenses and compensation.

SECTION 8:  COMPENSATION AND EXPENSES OF TRUSTEE AND CONSULTING
            FIRM AND TAXES

         The Trustee and the Consulting Firm shall each be entitled to receive such reasonable compensation for their services as shall be agreed upon by the Company and the Trustee or the Consulting Firm, as the case may be. The Trustee and Consulting Firm shall also be entitled to receive their reasonable expenses incurred with respect to the administration of the Trust, including without limitation fees incurred pursuant to Sections 7(c) and (d) of this Trust Agreement and any expenses incurred in the course of appointing a successor Trustee pursuant to Section 9(b) or a successor Consulting Firm pursuant to
Section 10(b). Such compensation and expenses shall be paid by the Company or a Subsidiary, and if not so paid, shall be paid by the Trustee from the Trust Assets. To the extent that any taxes are payable by the Trust to any federal, state, local or foreign taxing authorities on account of earnings on or transactions involving Trust Assets, such taxes shall be paid by the Company or a Subsidiary, and if not so paid, shall be paid by the Trustee from the Trust Assets. In the event any Trust Assets are used pursuant to the preceding sentences to pay compensation, expenses or taxes, the Trustee shall so notify the Company and the Company shall promptly contribute, or cause a Subsidiary to contribute, to the Trust the amount of such payments, plus interest thereon at 120 percent of the short-term applicable federal rate, as defined in Section 1274(d) of the Code, from the date of such use through the date of the Contribution.

SECTION 9:  RESIGNATION AND REPLACEMENT OF TRUSTEE

         (a) The Trustee may resign at any time during the term of this Trust by delivering to the Company a written notice of its resignation. The Company may remove the Trustee at any time before a Change of Control by delivering to the Trustee a written notice of such removal. Such resignation or removal shall take effect upon the earlier of (i) 60 days from the date of delivery of such notice or (ii) the appointment of a successor Trustee. If, within 60 days of the delivery of notice of such resignation or removal, a successor Trustee shall not have been appointed, the Trustee may apply to any court of competent jurisdiction for the appointment of a successor Trustee.

         (b) In the event that the Trustee gives notice of its resignation, or the Company gives notice of its removal of the Trustee, in accordance with
Section 9(a), a bank or trust company shall be appointed successor Trustee. Before a Change of Control, such appointment shall be made by the Company, and after a Change of Control, it shall be made by the Consulting Firm subject to the minimum standards set forth in Exhibit D hereto. The Company shall promptly notify the Consulting Firm of the name and address of a successor Trustee appointed by it, and the Consulting Firm shall promptly notify the Participants of the name and address of every successor Trustee. The Trustee shall thereupon deliver to the successor Trustee all property of this Trust, together with such records and documents as may be reasonably required to enable the successor Trustee to properly administer the Trust, reserving such funds as it reasonably deems necessary to cover its unpaid bills and expenses.

         (c) Upon appointment of a successor Trustee, all right, title and interest of the resigning Trustee in the Trust Assets and all rights and privileges under this Trust Agreement theretofore vested in the resigning Trustee shall vest in the successor Trustee where applicable, and thereupon all future liability of the resigning Trustee shall terminate; provided, however, that the Trustee shall execute, acknowledge and deliver all documents and written instruments that are necessary to transfer and convey the right, title and interest in the Trust Assets, and all rights and privileges to the successor Trustee.

         (d) Nothing in this Trust Agreement shall be interpreted as depriving the Trustee or the Company of the right to have a judicial settlement of the Trustee's accounts, and upon any proceeding for a judicial settlement of the Trustee's accounts or for instructions the only necessary parties thereto will be the Trustee and the Company.

SECTION 10:  RESIGNATION AND REPLACEMENT OF CONSULTING FIRM

         (a) The Consulting Firm may resign at any time during the term of this Trust by delivering to the Company a written notice of its resignation. The Company may remove the Consulting Firm at any time before a Change of Control by delivering to the Consulting Firm a written notice of such removal. Such resignation or removal shall take effect upon the earlier of (i) 60 days from the date of delivery of such notice or (ii) the appointment of a successor Consulting Firm.

         (b) In the event that the Consulting Firm gives notice of its resignation, or the Company gives notice of its removal of the Consulting Firm, in accordance with Section 10(a), a firm of compensation or retirement plan consultants or certified public accountants shall be appointed the successor Consulting Firm. Before a Change of Control, such appointment shall be made by the Company, and after a Change of Control, it shall be made by the Trustee subject to the minimum standards set forth in Exhibit E hereto. The Consulting Firm shall thereupon deliver to the successor Consulting Firm all records and documents in its possession as may be reasonably required to enable the successor Consulting Firm properly to carry out its duties under this Trust Agreement. The Company and the Trustee shall each promptly notify the other of the name and address of a successor Consulting Firm appointed by it, and a successor Consulting Firm shall promptly notify the Participants of its appointment, name and address.

SECTION 11:  AMENDMENT OR TERMINATION

         (a) This Trust Agreement may be amended by a written instrument executed by the Trustee, the Company and the Consulting Firm; provided, that after a Change of Control, this Trust Agreement may not be amended in any manner adverse to any Participant unless such Participant gives his or her signed consent to such amendment, and Exhibit A hereto may not be amended without the consent of a majority of the Participants; and provided, further, that Exhibit C hereto may be amended only as provided in Section 3(a) hereof.

         (b) Before a Change of Control, the Trust shall be revocable by the Company. After a Change of Control, the Trust shall be irrevocable and may be terminated only upon the receipt by the Trustee of a certification from the Consulting Firm that (i) all liabilities to the Participants under the Plans have been satisfied or (ii) it has received the signed consent to the termination of the Trust of each Participant who remains entitled to payments pursuant to the Plans; provided, that if the Company or the Consulting Firm notifies the Trustee that any payment made from the Trust or to be made pursuant to the Plans is being contested, litigated or otherwise disputed, the Trust shall remain in effect until such contest, litigation or dispute is resolved. Upon such a termination of the Trust, the Trustee shall promptly transfer the Trust Assets (if any) to the Company.

         (c) Notwithstanding anything to the contrary in this Agreement, if the Company determines, in good faith based upon an opinion of counsel, which opinion is reasonably acceptable to the Trustee, that because of a change in law or in the interpretation thereof occurring after the date of this Agreement, one or more Participants is likely to be subject to immediate income taxation with respect to his or her benefit under any of the Plans, then (i) if such determination is made before a Change of Control, the Company may direct to Trustee to distribute, and the Trustee shall distribute, to the Company and/or one or more Subsidiaries, the minimum amount of Trust Assets that the Company determines, in good faith based upon such opinion of counsel, will result in such taxation not being likely, and (ii) if such determination is made after a Change of Control the Company shall, or if such determination is made before a Change of Control the Company may, direct the Trustee to pay (and the Trustee shall pay) to each such Participant, in full or partial satisfaction of the obligations of the Company and Subsidiaries to such Participant under the relevant Plan (the extent of such satisfaction to be determined by the Company, if such payment occurs before a Change of Control, and by the Consulting Firm, if such payment occurs after a Change of Control), an amount equal to the amount with respect to which the Company has so determined such Participant will be subject to tax.

SECTION 12:  PROTECTION OF THE TRUSTEE AND THE CONSULTING FIRM

         (a) The Company, and its successors agree, to the extent permitted by applicable law, and except as provided in the next sentence, to indemnify each of the Trustee and the Consulting Firm against and hold it harmless from any claim or liability that may be asserted against it by the Company or any other party, by reason of its: (i) taking or refraining from taking any action under this Trust Agreement including, without limitation, the appointment of a successor Trustee by the Consulting Firm or the appointment of a successor Consulting Firm by the Trustee; (ii) relying upon a certification of an authorized representative of the Company, or (in the case of the Trustee) the Consulting Firm, with respect to any instruction, direction or approval of the Company until a subsequent certification is filed with it; (iii) acting upon any instrument, certificate, or paper believed by it to be genuine and to be signed or presented by the proper person or persons (and neither the Trustee nor the Consulting Firm shall be under any duty to make any investigation or inquiry as to any statement contained in any such writing but may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained); and (iv) in the case of the Trustee, making distributions in accordance with the terms of this Trust Agreement and information or directions furnished to the Trustee by the Participants, the Consulting Firm or the Company. The foregoing indemnity shall not apply to claims or liabilities resulting from or arising out of the Trustee's or the Consulting Firm's (as the case may be) own negligence or willful misconduct. All persons dealing with the Trustee are released from inquiry into the decision or authority of the Trustee and from seeing to the application of any monies, securities or other property paid or delivered to the Trustee.

         (b) In the event the Trustee or the Consulting Firm undertakes or is a defendant in any litigation arising in connection with this Trust Agreement, the Company shall indemnify it against its actual and prospective costs, expenses and liability, including counsel fees.

         (c) The protection afforded the Trustee and the Consulting Firm by this Section and this Trust Agreement shall survive the termination of this Trust Agreement.

SECTION 13:  NOTICES

         (a) All notices, consents and other communications hereunder shall be in writing and shall be given by hand delivery or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Company:

                           State Street Boston Corporation
                           225 Franklin Street
                           Boston, MA  02110
                           Attention:  General Counsel

                  If to the Trustee:

                           Wachovia Bank of North Carolina, N.A.
                           301 North Church Street
                           Mail Code 31013
                           Winston-Salem, NC  27102
                           Attention:  Beverley H. Wood

                  If to the Consulting Firm:

                           William M. Mercer, Inc.
                           200 Clarendon Street
                           Boston, MA  02116
                           Attention:  Office Head

                  If to the Participants:

                           To the addresses set forth in Exhibit C

or to such other address as a party shall have furnished to the others in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

SECTION 14:  SEVERABILITY AND ALIENATION

         (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition without invalidating or in any other way limiting the remaining provisions hereof.

         (b) The rights and benefits of the Participants under this Trust Agreement, and the payments to the Participants from the Trust Assets, may not be anticipated, assigned, alienated or subject to attachment, garnishment, levy, execution or other legal or equitable process except as required by law. Any attempt by a Participant to anticipate, alienate, assign, sell, transfer, pledge, encumber or charge the same shall be void. The Trust Assets shall not in any manner be subject to the debts, contracts, liabilities, engagements or torts of any Participant, and payments hereunder shall not be considered assets of any Participant in the event of insolvency or bankruptcy.

SECTION 15:  GOVERNING LAW

         This Trust Agreement shall be governed by and construed in accordance with the laws of North Carolina, without reference to principles of conflicts of law.

SECTION 16:  MISCELLANEOUS

         (a) The Trustee shall be neither individually nor severally liable for any taxes of any kind levied or assessed under the existing or future laws against the Trust Assets. The Trustee shall withhold from each payment to a Participant any Federal, state, local and foreign taxes that are required by applicable laws and regulations to be withheld, in accordance with the Consulting Firm's instructions, and shall deliver and pay over such amounts to the Company for its payment to the appropriate taxing authorities.

         (b) Any payment to a Participant by the Trustee in accordance with
Section 3 of this Trust Agreement shall, to the extent thereof, be in full satisfaction of all claims against the Trustee, the Company and the Subsidiaries under the Plans. Nothing in this Trust shall relieve the Company or any Subsidiary of any liability to make payments under the Plans, except to the extent such liability is met by payments pursuant to Section 3 of this Trust Agreement.

         (c) Headings in this Trust Agreement are inserted for convenience of reference only and are not to be considered in the construction of the provisions hereof.

         (d) This Trust Agreement may be executed in several counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument.

         (e) This Trust Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns.

         (f) Any action of the Company or the Consulting Firm pursuant to this Trust Agreement, including without limitation all orders, requests, directions, instructions and communications of information, shall be in writing signed on its behalf by an officer or named designee of the Company or the Consulting Firm (as the case may be).

         (g) If at any time while this Trust is in existence, a Participant should die or a legal guardian should be appointed for a Participant, references herein to the Participant shall be deemed to include the executor or administrator of the Participant's estate or such legal guardian, as the case may be.


         IN WITNESS WHEREOF, the Company, the Trustee and the Consulting Firm have executed this Trust Agreement as of the date first above written.

                                     STATE STREET BOSTON CORPORATION

                                     By: /s/ Susan Comeau
                                         -------------------------------
                                         Name: Susan Comeau
                                         Title: Executive Vice President of
                                                Global Human Resources


                                     WACHOVIA BANK OF NORTH CAROLINA, N.A.

                                     By: /s/ Beverley H. Wood
                                         -------------------------------
                                         Name: Beverley H. Wood
                                         Title: Senior Vice President


                                     WILLIAM M. MERCER, INC.

                                     By: /s/ James J. McCaffrey
                                         -------------------------------
                                         Name: James J. McCaffrey
                                         Title: Principal

                                    EXHIBIT A
                       NONQUALIFIED EMPLOYEE BENEFIT PLANS


1. State Street Boston Corporation Supplemental Executive Retirement Plan effective October 1, 1987 and last amended October 19, 1995.

2. State Street Boston Corporation Supplemental Defined Benefit Pension Plan effective January 1, 1995.

3.       Individual Retirement Agreement for Edward Allinson dated September 14,
         1990.

4.       Individual Retirement Agreement for Marshall Carter dated July 23,
         1991.

5. Individual Retirement Agreement for Jacques-Phillippe Marson dated July 1, 1992.

6.       Individual Retirement Agreement for Ronald O'Kelley dated December 1,
         1995.

7.       Individual Retirement Agreement for Albert Petersen dated August 1,
         1991.

8.       Individual Retirement Agreement for John Towers dated September 7,
         1994.

9. Individual Retirement Agreement for Preston Breed, dated December 1968, as amended in 1973 and 1990.

10.      Individual Retirement Agreement for William Edgerly dated June 16,
         1983.

11.      Individual Retirement Agreement for Evelyn Gale dated January, 1974.

12.      Individual Retirement Agreement for Peter Madden dated March 21, 1991.

13.      Severance Agreement for Claver Terranova dated October, 1990.

14.      Individual Retirement Agreement for Norton Sloan dated March 1, 1987.

                                    EXHIBIT B
                              COMPANY CONTRIBUTIONS




One million dollars ($1,000,000) shall be contributed no later than by December 31, 1996.

Additional contributions shall be made after such date in amounts determined in accordance with the provisions of this Trust.

                                    EXHIBIT C
                                PAYMENT SCHEDULE


A.  FORMER EMPLOYEES IN PAY STATUS AS OF THE DATE OF THIS EXHIBIT C

                                                         Amount of          Form of                              Beneficiary
          Name                       Address              Payment           Payment            Periodicity         (if any)
-----------------------------------------------------------------------------------------------------------------------------------
Ronald A. Golz             27 Curve St.                   $233.99          100% Joint &          monthly        Geraldine A. Golz
                           Sherborn, MA 01770                            Survivor Annuity

Betty Gulick               140 Till Rock Ln.              $136.08          Life Annuity          monthly             none
                           Norwell, MA 02061

Bradford Tripp             9 Ringbolt Rd.                $1,468.35      Life Annuity with 120    monthly          Jane L. Tripp
                           Hingham, MA 02043                             Payments Guaranteed

N. Preston Breed           25 Somerset St.                $272.21          100% Joint &          monthly         Elaine C. Breed
                           Belmont, MA 02178                             Survivor Annuity

William S. Edgerly         32 Highland St.               $4,311.52         Life Annuity          monthly             none
                           Cambridge, MA 02138

Evelyn Gale                61 Agnes Rd.                    $30.33          Life Annuity          monthly             none
                           South Dennis, MA 02660

Claver Terranova           1 Royal Crest Dr., Apt. #9     $764.27           50% Joint &          monthly        Anthony Terranova
                           North Andover, MA 01845                       Survivor Annuity

Norton Sloan               P.O. Box 570                  $5,649.73          50% Joint &          monthly         Sandra S. Sloan
                           Ipswich, MA 01938                             Survivor Annuity


B.  FORMER EMPLOYEES NOT IN PAY STATUS AS OF THE DATE OF THIS EXHIBIT C

                                                                                                                  Benefit
                                                         Accrued       Form of                    Beneficiary  Commencement
          Name                       Address             Benefit       Payment     Periodicity    (if any)         Date
-----------------------------------------------------------------------------------------------------------------------------------
Peter Madden               State Street Boston Corp.     $8,880.83   Life Annuity  monthly           none         4/1/97
                           P.O. Box 351
                           Boston, MA 02101

C.  ACTIVE EMPLOYEES AS OF THE DATE OF THIS EXHIBIT C

                                                                                                                     Accrued
                                                                                                      Benefit        Benefit
                                                          Accrued     Form of                      Commencement    Upon Change
           Name                       Address             Benefit     Payment      Periodicity         Date         in Control
------------------------------------------------------------------------------------------------------------------------------
Jerome Abarbanel            State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

F. Gregory Ahern            State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

A. Edward Allinson          State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Robert Almanas              State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Schofield Andrews III       State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Joseph Antonellis           State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Steven Arst                 State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Lawrence Atkinson           State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Kenneth Austin, Jr.         State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Robert Balsbaugh            State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Jacqueline Bell             State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

George Bird, IV             State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Susan Bonfeld               State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Louise Borke                State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Anne Bowen                  State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Mark Bowler                 State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Paul Brakke                 State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Peter Braun                 State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Drew Breakspear             State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Laurence Brody              State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

John Brown                  State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Laurette Bryan              State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Carol Cacciamani            State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Dale Carleton               State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Marshall Carter             State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Charles Cassidy             State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Thomas Cataldo              State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Joseph Chow                 State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Susanne Clark               State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Susan Comeau                State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Elizabeth Coxe              State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Kathleen Cuoculo            State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Charles Dahm                State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

James Darr                  State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Jeffrey Davis               State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Brenton Dickson IV          State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

R. Hillard Ebling           State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

David Elwood                State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Sanford England             State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Gary Enos                   State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Howard Fairweather          State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Mary Fenoglio               State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

John Fiore                  State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Gustaff Fish, Jr.           State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

George Fesus                State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Agustin Fleites             State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Robert Furdak               State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

David Gaffney               State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

John Grady                  State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Alan Greene                 State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Vincent Grippa              State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Timothy Hagerty             State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Timothy Harbert             State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

F. Charles Hindmarsh        State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Douglas Holmes              State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Andrew Howieson             State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

William Hunt                State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Chris Hynes                 State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Thomas Johnson              State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Robert Kelliher, Jr.        State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Clark Kellogg               State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Gary King                   State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Stephen Kistner             State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Peter Leahy                 State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Ronald Logue                State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Nicholas Lopardo            State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Trevor Lukes                State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Philip Lussier              State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Lynden Lyman                State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

James MacDonald             State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Jacques-Philip Marson       State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Larry Martin                State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Michael McNabb              State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Theodore Miller, Jr.        State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Katherine Morello           State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Sharon Morin                State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

James Murphy III            State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

John O'Donnell              State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Albert Petersen             State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

James Phalen                State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Christopher Pope            State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Richard Poznysz             State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

James Quale                 State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

William Reghitto            State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Arlene Rockefeller          State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

John Robinson, Jr.          State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Thomas Rogerson             State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Martin Rogosa               State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

John Rusher III             State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

George Russell              State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Jeffrey Ruzicka             State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Anthony Ryan                State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Ralph Sautter               State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Daniel Schneider            State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Rex Schuette                State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

John Serhant                State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

David Sexton                State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Stanley Wade Shelton        State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

William Shipman             State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Graham Sida                 State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Marc Simons                 State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Alexander Sopyla            State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

David Spina                 State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Peter Stoneberg             State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Kenneth Stuart              State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Robert Tartar               State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Jeffrey Taylor              State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

James Thompson, Jr.         State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

John Towers                 State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Heydon Traub                State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Ralph Vitale                State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Barry Weinstein             State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Michael Williams            State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

Robert Williams             State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

David Wright                State Street Boston Corp.       TBD         Life         monthly           65th            TBD
                            P.O. Box 351                              Annuity                        birthday
                            Boston, MA 02101

                                    EXHIBIT D

                     MINIMUM STANDARDS FOR SUCCESSOR TRUSTEE

1. The successor trustee must not be affiliated with the Company or any Company, entity or group which acquires the Company pursuant to a Change in Control.

2. The successor trustee must provide trust services to ten or more nonqualified trusts where the trust arrangement (commonly referred to as a Rabbi Trust) does not affect the status of any underlying nonqualified plan as an unfunded plan maintained for the purpose of providing deferred compensation for select management and highly compensated employees for purposes of Title I of ERISA.

3. The successor trustee has at least $25 billion in assets under trustee custodianship.

4. The successor trustee has at least $5 billion in assets under discretionary investment management.

5. The successor trustee has more than one investment product and several classes of assets under management.

6. The successor trustee's investment products have competitive performance (net of fees), in the sole and absolute judgment of the Consulting Firm, relative to market and peer group indices.

7. The successor trustee must have been in the business of providing trust services to both nonqualified and qualified plans for a period of 10 years immediately prior to its selection.

Notwithstanding the seven minimum standards set forth in this Schedule B, the Consulting Firm may waive any one or more of these minimum standards if the Consulting Firm, in its sole and absolute discretion, determines that any such standard or standards can not reasonably be satisfied.

                                    EXHIBIT E

                 MINIMUM STANDARDS FOR SUCCESSOR CONSULTING FIRM

1. The successor consulting firm shall have an office located in Boston, Massachusetts or within 60 miles of Boston, Massachusetts.

2. The successor consulting firm must have at least ten offices in major metropolitan areas in the United States of America. The employees in each of such offices shall include actuaries who are Fellows of the Society of Actuaries and are Enrolled Actuaries under ERISA.

3. The successor consulting firm must have been in the business of providing defined contribution and defined benefit plan recordkeeping services to both nonqualified and qualified plans for a period of five years immediately prior to the Change in Control.

4. The successor consulting firm must not have a significant relationship, in the sole and absolute judgment of the Trustee, with the Company.

Notwithstanding the four minimum standards set forth in this Schedule C, the Trustee may waive any one or more of these minimum standards if the Trustee, in its sole and absolute discretion, determines that any such standard or standards can not reasonably be satisfied.